UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As previously reported, on June 27, 2019, KBS Real Estate Investment Trust III, Inc. (the “Company”), through 12 wholly owned subsidiaries, entered into a Portfolio Purchase and Sale Agreement and Escrow Instructions (the “Purchase Agreement”) pursuant to which the Company agreed to sell 11 of its properties (the “Portfolio”) to various subsidiaries of Prime US REIT, a newly formed Singapore real estate investment trust (the “SREIT”), which was listed on the Singapore Stock Exchange on July 19, 2019 (the “Singapore Transaction”). The Portfolio consists of the following properties: Tower I at Emeryville, Emeryville, California; 222 Main, Salt Lake City, Utah; Village Center Station, Greenwood Village, Colorado; Village Center Station II, Greenwood Village, Colorado; 101 South Hanley, St. Louis, Missouri; Tower on Lake Carolyn, Irving, Texas; Promenade I & II at Eilan, San Antonio, Texas; CrossPoint at Valley Forge, Wayne, Pennsylvania; One Washingtonian Center, Gaithersburg, Maryland; Reston Square, Reston, Virginia; and 171 17th Street, Atlanta, Georgia. The sale of the Portfolio to the SREIT closed on July 18, 2019, as described under Item 2.01 below.
Also as previously reported, as part of the Singapore Transaction, on June 27, 2019, KBS REIT Properties III LLC, the Company’s indirect wholly owned subsidiary (“REIT Properties III”), entered into a Subscription Agreement (the “Subscription Agreement”) with the SREIT’s manager, KBS US Prime Property Management Pte. Ltd. (the “Manager”), to subscribe for $201.0 million of the units to be issued by the SREIT. Certain of the Company’s indirect wholly owned subsidiaries, certain of the SREIT’s direct and indirect wholly owned subsidiaries, the Manager and DBS Trustee Limited, as trustee of the SREIT, also entered a Set-Off Agreement on June 27, 2019 (the “Set-Off Agreement”). Pursuant to the Set-Off Agreement, the Company agreed that the SREIT may deduct from the aggregate purchase price due from the SREIT under the Purchase Agreement the subscription amount to be paid by REIT Properties III for the units under the Subscription Agreement. Also pursuant to the Set-Off Agreement, the Manager discharges REIT Properties III from payment of the subscription amount upon receipt by the Company of the aggregate purchase price under the Purchase Agreement less the subscription amount under the Subscription Agreement.
    On July 15, 2019, REIT Properties III entered into an amendment to the Subscription Agreement with the Manager (the “Subscription Agreement Amendment”) and an amendment to the Set-Off Agreement with the parties thereto (the “Set-Off Agreement Amendment”). Pursuant to REIT Properties III’s separate order to acquire an additional $70.0 million of units of the SREIT in the placement tranche of the SREIT’s offering, the Subscription Agreement Amendment required REIT Properties III’s to confirm certain representations and warranties made by REIT Properties III in the Subscription Agreement with respect to the units to be issued in the placement tranche. The Set-Off Agreement Amendment provides that the SREIT may deduct from the aggregate purchase price due from the SREIT under the Purchase Agreement both (i) the subscription amount of $201.0 million to be paid by REIT Properties III for the units subscribed for under the Subscription Agreement and (ii) the additional $70.0 million to be paid by REIT Properties III for the units subscribed for under the placement tranche of the SREIT’s offering (collectively, the subscription amounts are the “Set-Off Amount”). Also pursuant to the Set-Off Agreement Amendment, the Manager agrees that, upon receipt by the Company of the aggregate purchase price under the Purchase Agreement less the Set-Off Amount, the Company’s payment obligations under the Subscription Agreement and the order for units in the placement tranche of the SREIT’s offering are fully satisfied.
Also on July 15, 2019, REIT Properties III entered into a placement agreement (the “Placement Agreement”) and unit lending agreement (the “Unit Lending Agreement”) with respect to an offering of units of the SREIT. The Placement Agreement was entered into with the Manager, KBS Asia Partners Pte. Ltd. (“KAP”), KBS Realty Advisors (“KBSRA”), PBren Investments, L.P., Schreiber Real Estate Investments L.P. and the Underwriters. The Underwriters are DBS Bank Ltd., Merrill Lynch (Singapore) Pte. Ltd., China International Capital Corporation (Singapore) Pte. Limited, Credit Suisse (Singapore) Limited, Maybank Kim Eng Securities Pte. Ltd. and Oversea-Chinese Banking Corporation Limited. The Unit Lending Agreement was entered into with Merrill Lynch (Singapore) Pte. Ltd. (the “Stabilizing Manager”).
Pursuant to the Placement Agreement, the Underwriters have agreed to procure subscriptions, or subscribe themselves, for an aggregate of 294,294,200 units in the SREIT, at a price of $0.88 per unit (the “Offering Price”). Other investors have agreed to subscribe for units separately, including REIT Properties III (as discussed above) at the Offering Price, and the Underwriters have entered into a separate offer agreement to sell an additional 40,909,000 units of the SREIT to the public in Singapore at the Offering Price. REIT Properties III is a party to the Placement Agreement as unit lender, and pursuant to the Placement Agreement, REIT Properties III has granted the Underwriters an over-allotment option (the “Over-Allotment Option”) in which REIT Properties III agreed to sell to the Underwriters up to 22,727,000 of REIT Properties III’s units in the SREIT at the Offering Price. The Over-Allotment Option is exercisable for up to 30 days after the listing of the units of the SREIT on the Singapore Stock Exchange. The option is solely to cover the over-allotment of units (if any) in the SREIT’s offering. Any units purchased pursuant to the Over-Allotment Option would reduce REIT Properties III’s ownership interest in the SREIT. Under the terms of the Placement Agreement, REIT Properties III agrees to indemnify the Underwriters against certain losses and claims in so far as such losses or claims are based on or arising out of any breach or alleged breach by REIT Properties III of the representations, warranties or obligations made by or relating to REIT Properties III under the Placement Agreement. The Placement Agreement includes customary representations and warranties by REIT Properties III.

Pursuant to the Unit Lending Agreement, REIT Properties III agreed to lend the 22,727,000 units subject to the Over-Allotment Option to the Stabilizing Manager for the purpose of facilitating the settlement of the over-allotment of units in connection with the SREIT’s offering. The Stabilizing Manager will re-deliver to REIT Properties III such number of units that are not purchased pursuant to the exercise of the Over-Allotment Option. The Unit Lending Agreement contains customary representations and warranties by REIT Properties III.
As previously disclosed, the Company, KBS Limited Partnership III, KBS REIT Holdings III LLC and REIT Properties III (collectively, the “REIT III Entities”) entered into lock-up letter agreements with the Underwriters whereby each of the REIT III Entities agreed to hold 100% of REIT Properties III’s units in the SREIT for six months following the listing of the SREIT on the Singapore Stock Exchange and to hold 50% of REIT Properties III’s units in the SREIT for 12 months following the listing of the SREIT on the Singapore Stock Exchange. During the respective lock-up periods, without the prior written consent of the Underwriters and other than pursuant to the Over-Allotment Option or lending for stabilizing transactions pursuant to the Unit Lending Agreement (described above), the REIT III Entities may not offer, sell, pledge, option, grant any rights or warrants, or enter into any swap, hedge or other similar arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the units held by REIT Properties III.
The Manager of the SREIT is a joint venture currently among (i) KAP, an entity in which Charles J. Schreiber, Jr., the Company’s Chief Executive Officer, Chairman of the Board and a director, and the Linda Bren 2017 Trust1 will have an indirect majority ownership interest; (ii) Keppel Capital Two Pte. Ltd, which is not affiliated with the Company; and (iii) Experion Holdings Pte. Ltd, which is not affiliated with the Company. Subject to regulatory approval and the exercise of its call option, Times Properties Private Limited, which is not affiliated with the Company, may acquire an interest in the Manager, reducing the interest held by KAP. The SREIT is expected to pay the Manager an annual base fee of 10% of annual distributable income and an annual performance fee of 25% of the increase in distributions per unit of the SREIT from the preceding year; however, there would not be any performance fee for 2019 and in 2020 such fee will be based on an increase over projected distributions per unit. In addition, for future acquisitions, the SREIT will pay the Manager an acquisition fee of 1% of the acquisition price of any real estate acquired. No acquisition fee will be paid with respect to the SREIT’s acquisition of the Portfolio. The SREIT will also pay the Manager a divestment fee of 0.5% of the sale price of any real estate sold or divested and a development management fee of 3% of the total project costs incurred for development projects, to the extent the SREIT acquires a development project. A small portion of these fees paid to the Manager will be paid to KBSRA, an affiliate of the Company’s external advisor and an entity controlled by Mr. Schreiber, for sub-advisory services. The Schreiber Trust, a trust whose beneficiaries are Charles J. Schreiber, Jr. and his family members, and the Linda Bren 2017 Trust have also subscribed for units in the SREIT. The Schreiber Trust has agreed for the benefit of the Company it will not sell any portion of its respective units in the SREIT unless and until it has received the prior written consent of the Company, including the consent of the Company’s conflicts committee. The Linda Bren 2017 Trust has agreed for the benefit of the Company that it will not sell $5.0 million of its $10.0 million aggregate investment in the SREIT unless and until it has received the prior written consent of the Company, including the consent of the Company’s conflicts committee. Schreiber Real Estate Investments L.P. and PBren Investments L.P. are affiliated with Charles J. Schreiber, Jr.
The units in the SREIT have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, with the exception of the units sold to REIT Properties III, The Schreiber Trust and the Linda Bren 2017 Trust, the units of the SREIT are being offered and sold only outside the United States in an offshore transaction pursuant to Regulation S under the Securities Act.
__________________________
1 Linda Bren is the spouse of the Company’s former director and president, who passed away in April 2019.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On July 18, 2019, the Company, through 12 wholly owned subsidiaries, sold the Singapore Portfolio to various subsidiaries of the SREIT, which was listed on the Singapore Stock Exchange on July 19, 2019. The sale price of the Singapore Portfolio was $1.2 billion, before third-party closing costs and credits of approximately $16.1 million and excluding any disposition fees payable to KBS Capital Advisors LLC, the Company’s external advisor. In connection with the Singapore Transaction, the Company repaid $613.1 million of outstanding debt secured by the properties in the Singapore Portfolio. As discussed above, pursuant to the Set-Off Agreement Amendment, $271.0 million of the consideration payable by the SREIT under the Purchase Agreement was set-off against REIT Properties III’s payment obligations for its subscriptions for units in the SREIT. On July 19, 2019, REIT Properties III acquired 307,953,999 units in the SREIT at the Offering Price representing a 33.3% ownership interest in the SREIT. Currently, the SREIT does not own any properties other than the Singapore Portfolio.
The Company expects to utilize a substantial portion of the net proceeds to provide enhanced liquidity to the Company’s stockholders (whether through the share redemption program or one or more self-tender offers) and to utilize a portion of the net proceeds to pay a special distribution to stockholders.
Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. No assurances can be given with respect to distributions.  Stockholders may have to hold their shares for an indefinite period of time.  The Company can give no assurance that it will be able to provide additional liquidity to stockholders. These statements also depend on factors such as: future economic, competitive and market conditions; and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019, each as filed with the Securities and Exchange Commission.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust III, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1
	Unaudited Pro Forma Balance Sheet as of March 31, 2019	F-2
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2019	F-4
	Unaudited Pro Forma Statement of Operations for the Year Ended to December 31, 2018	F-6

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: July 19, 2019	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

KBS REAL ESTATE INVESTMENT TRUST III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the consolidated balance sheet and the notes thereto of KBS Real Estate Investment Trust III, Inc. (“KBS RIII”) as of March 31, 2019, and the consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2018 and for the three months ended March 31, 2019, and the notes thereto. The consolidated financial statements of KBS RIII as of and for the year ended December 31, 2018 and the consolidated financial statements as of and for the three months ended March 31, 2019 have been included in KBS RIII’s prior filings with the SEC.
The unaudited pro forma balance sheet as of March 31, 2019, has been prepared to give effect to the disposition of 11 of KBS RIII’s properties: Tower I at Emeryville, 222 Main, Village Center Station, Village Center Station II, 101 South Hanley, Tower on Lake Carolyn, Promenade I & II at Eilan, CrossPoint at Valley Forge, One Washingtonian Center, Reston Square, and 171 17th Street (together, the “Singapore Portfolio”), as if the disposition occurred on March 31, 2019. The unaudited proforma balance sheet does not purport to reflect the actual transaction or financial position of KBS RIII as the disposition occurred on July 18, 2019 and certain amounts and balances have changed.
The unaudited pro forma statements of operations for the three months ended March 31, 2019 and for the year ended December 31, 2018 have been prepared to give effect to the disposition of the Singapore Portfolio on July 18, 2019, as if such disposition occurred on January 1, 2018.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Singapore Portfolio been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2019
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust III Historical (a)	Singapore Portfolio (b)		Pro Forma Total
Assets
Real estate:
Land	$401,150	$(89,481)		$311,669
Buildings and improvements	2,908,207	(821,843)		2,086,364
Construction in progress	43,321	—		43,321
Tenant origination and absorption costs	211,376	(91,581)		119,795
Total real estate, cost	3,564,054	(1,002,905)		2,561,149
Less accumulated depreciation and amortization	(549,720)	160,209		(389,511)
Total real estate, net	3,014,334	(842,696)		2,171,638
Cash and cash equivalents	76,552	303,811	(c)	380,363
Restricted cash	2,977	—		2,977
Investment in unconsolidated joint venture	—	271,000	(d)	271,000
Rents and other receivables, net	103,212	(30,878)		72,334
Above-market leases, net	3,799	(2,934)		865
Prepaid expenses and other assets	93,691	(16,529)		77,162
Total assets	$3,294,565	$(318,226)		$2,976,339
Liabilities and equity
Notes payable, net	$2,263,500	$(620,210)	(e)	$1,643,290
Accounts payable and accrued liabilities	74,776	—		74,776
Due to affiliates	4,247	—		4,247
Distributions payable	9,437	—		9,437
Below-market leases, net	16,228	(3,584)		12,644
Redeemable common stock payable	3,518	—		3,518
Other liabilities	33,651	—		33,651
Total liabilities	2,405,357	(623,794)		1,781,563
Commitments and contingencies
Redeemable common stock	18,525	—		18,525
Equity
KBS Real Estate Investment Trust III, Inc. stockholders' equity
Preferred stock, $.01 par value per share; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value per share; 1,000,000,000 shares authorized, 174,110,694 shares issued and outstanding as of March 31, 2019	1,741	—		1,741
Additional paid-in capital	1,550,411	—		1,550,411
Cumulative distributions in excess of net loss	(681,744)	305,568		(376,176)
Total KBS Real Estate Investment Trust III, Inc. stockholders’ equity	870,408	305,568		1,175,976
Noncontrolling interests	275	—		275
Total equity	870,683	305,568		1,176,251
Total liabilities and equity	$3,294,565	$(318,226)		$2,976,339

KBS REAL ESTATE INVESMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2019

(a)	Historical financial information derived from KBS RIII’s Quarterly Report on Form 10-Q as of March 31, 2019.

(b)	Represents adjustments to reflect the disposition of the Singapore Portfolio. The sale price of the Singapore Portfolio was $1.2 billion, excluding closing costs, credits and disposition fees.

(c)
Represents the amount of proceeds from the Singapore Portfolio disposition (i) after the repayment of outstanding debt described below and (ii) after giving effect to the $271.0 million that was set-off from the aggregate purchase price due from the buyer and used to acquire units in the SREIT.

(d)
Represents $271.0 million that was set-off from the aggregate purchase price due from the buyer of the Singapore Portfolio and used to acquire units in the SREIT, representing a 33.3% ownership interest in the SREIT.

(e)	Represents the repayment of the outstanding debt due under the mortgages secured by the properties in the Singapore Portfolio, some of which was repaid prior to the closing of the Singapore Portfolio.

KBS REAL ESTATE INVESTMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2019
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust III Historical (a)	Singapore Portfolio (b)		Pro Forma Total
Revenues:
Rental income	$103,007	$(28,313)		$74,694
Other operating income	8,371	(3,198)		5,173
Total revenues	111,378	(31,511)		79,867
Expenses:
Operating, maintenance and management	23,735	(6,400)		17,335
Real estate taxes and insurance	17,446	(3,836)		13,610
Asset management fees to affiliate	6,872	(1,814)		5,058
General and administrative expenses	2,035	(425)	(c)	1,610
Depreciation and amortization	41,408	(11,815)		29,593
Interest expense	37,947	(6,904)		31,043
Impairment charges on real estate	8,706	—		8,706
Total expenses	138,149	(31,194)		106,955
Other income:
Other income	13	—		13
Equity in income from unconsolidated joint venture	—	853	(d)	853
Other interest income	72	(6)		66
Total other income, net	85	847		932
Net loss	(26,686)	530		(26,156)
Net loss attributable to noncontrolling interest	8	—		8
Net loss attributable to common stockholders	$(26,678)	$530		$(26,148)
Net loss per common share attributable to common stockholders, basic and diluted	$(0.15)			$(0.15)
Weighted-average number of common shares outstanding, basic and diluted	175,529,147			175,529,147

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2019

(a)	Historical financial information derived from KBS RIII’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019.

(b)	Amounts represent the historical operations of the Singapore Portfolio as reflected in the historical statement of operations of KBS RIII for the three months ended March 31, 2019.

(c)	Includes the amount of costs incurred related to the Singapore Transaction which will be reimbursed by the SREIT.

(d)	Represents an adjustment to reflect 33.3% of the historical operations of the Singapore Portfolio related to KBS RIII’s 33.3% ownership interest in the SREIT.

KBS REAL ESTATE INVESTEMENT TRUST III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust III Historical (a)	Singapore Portfolio (b)		Pro Forma Total
Revenues:
Rental income	$320,907	$(90,325)		$230,582
Tenant reimbursements	80,745	(18,344)		62,401
Other operating income	24,605	(8,993)		15,612
Total revenues	426,257	(117,662)		308,595
Expenses:
Operating, maintenance and management	101,759	(27,681)		74,078
Real estate taxes and insurance	69,405	(15,252)		54,153
Asset management fees to affiliate	27,152	(6,962)		20,190
General and administrative expenses	9,597	(3,156)	(c)	6,441
Depreciation and amortization	158,847	(45,451)		113,396
Interest expense	72,209	(20,138)		52,071
Total expenses	438,969	(118,640)		320,329
Other income:
Other income	1,905	(4)		1,901
Equity in income from unconsolidated joint venture	2,088	989	(d)	3,077
Other interest income	312	(25)		287
Loss from extinguishment of debt	(225)	—		(225)
Gain on sale of real estate, net	11,942	—		11,942
Total other income, net	16,022	960		16,982
Net income	3,310	1,938		5,248
Net loss attributable to noncontrolling interest	17	—		17
Net income attributable to common stockholders	$3,327	$1,938		$5,265
Net income per common share attributable to common stockholders, basic and diluted	$0.02			$0.03
Weighted-average number of common shares outstanding, basic and diluted	177,594,478			177,594,478

KBS REAL ESTATE INVESTMENT TRUST III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

(a)	Historical financial information derived from KBS RIII’s Annual Report on Form 10-K for the year ended December 31, 2018.

(b)	Amounts represent the historical operations of the Singapore Portfolio as reflected in the historical statement of operations of KBS RIII for the year ended December 31, 2018.

(c)	Includes the amount of costs incurred related to the Singapore Transaction which will be reimbursed by the SREIT.

(d)	Represents an adjustment to reflect 33.3% of the historical operations of the Singapore Portfolio related to KBS RIII’s 33.3% ownership interest in the SREIT.